Bay Bancorp, Inc.

First Quarter 2014
Investor Presentation

Joseph J. Thomas – Executive Chairman

July 30, 2014

Disclosure

BayBank

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Bay Bancorp Inc.'s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management's current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Bay Bancorp of which management is aware are discussed in detail in the periodic reports that Bay Bancorp files with the Securities and Exchange Commission (the "SEC"), including in the "Risk Factors" section of its Annual Report on Form 10-K for the year ended December 31, 2013. Investors are urged to review Bay Bancorp's periodic reports, which are available at no charge through the SEC's website at www.sec.gov and through Bay Bancorp's website at www.baybankmd.com on the "Investor Relations" page. Bay Bancorp assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Agenda

BayBank

I. Overview of the Company

II. Market Update

III. Bay Bancorp, Inc. Q1 2014 Performance

IV. Slavie FSB Acquisition

V. Strategic Plan

VI. Summary

Agenda

BayBank

I. Overview of the Company

History of Bay Bank

- Financial Services Partners Fund I (FSPF) applies for and is approved for a shelf-charter by the Office of Thrift Supervision and the FDIC.
- Bay Bank, FSB was formed in 2010 as a subsidiary of Jefferson Bancorp Inc. (JBI) by FSPF to purchase the assets and liabilities of Bay National Bank from the FDIC in July 2010.
- In 2012, JBI entered into a definitive agreement to acquire Carrollton Bancorp through a reverse merger transaction. In the transaction, which closed on April 19, 2013, JBI merged into Carrollton Bancorp, with Carrollton Bancorp as the surviving holding company, and Carrollton Bank merged into Bay Bank, FSB, with Bay Bank, FSB as the surviving bank.
- Carrollton Bank was formed in 1903 and built a community bank franchise serving the Baltimore market. Until April 19, 2013 when it merged into Bay Bank, FSB, Carrollton Bank was a wholly-owned subsidiary of Carrollton Bancorp. On November 1, 2013, the holding company name was changed to Bay Bancorp, Inc. and is listed on the NASDAQ under the ticker symbol "BYBK".
- In May 2014, Bay Bank, FSB, acquired the failed Slavie FSB from the FDIC, adding nearly $124 million in assets, $92 million in loans and $110 million in deposits. Bay Bank retained Slavie's Baltimore branch location in the transaction.
- Bay Bancorp has grown to a $520 million commercial bank servicing small and medium size business in the broader Maryland and metro Baltimore markets.

THE EVOLUTION OF BAY BANCORP

2009	2010	July 2010-Present	April 2013	May 2014
Shelf Charter application for JBI	JBI Acquired Bay National Bank from FDIC	Bay Bank Grows Organically	Carrollton Bancorp Acquisition	Slavie FSB Acquired from FDIC

Kevin Cashen, CEO and President – Baltimore native with over 30 years of experience in community banking in Virginia and Maryland including Loyola Federal S&L, Signet Bank and Chevy Chase Bank.

H. King Corbett, Chief Lending Officer – Baltimore native with over 35 years of banking experience in the Baltimore market with banks including Maryland National Bank, Sovran Bank, First National Bank of Maryland (now M&T Bank) and SunTrust Bank.

H. Les Patrick, Chief Credit Officer/Special Assets – Banker with over 35 years of experience in the Baltimore/Washington markets. Joined the Bank from Bank of America. Worked with other banks including National Bank of Washington, American Security Bank, Equitable Bank, Maryland National Bank and Provident Bank.

Larry Pickett, Chief Financial Officer – Professional with over 30 years of banking and accounting experience including multiple roles at Susquehanna Bancshares. Served as CFO and Chief Risk Officer for Susquehanna's $3 billion Maryland banking operation.

Russ McAtee, Chief Retail Banking Officer – Banker with over 30 years of experience at such firms as Chevy Chase Bank, GE Capital, Michigan National Corporation and Andrews Federal Credit Union. He is responsible for the branch system, mortgage operations, financial services department, private banking and marketing.

Gary M. Jewell, Executive Vice President of Electronic Banking – Leader at legacy Carrollton Bank since July 1998 and had been Senior Vice President and Retail Delivery Group Manager. Prior to joining the Bank, Director of Product Management and Point of Sale Services for the MOST EFT network.

BayBank

Joseph J. Thomas, Executive Chairman – President and COO of H Bancorp LLC, where he is responsible for the day-to-day operations of Company. Mr. Thomas offers nearly 30 years of financial services experience and previously Head of Financial Services Investment Banking at Wachovia Corporation.

Robert J. Aumiller, Director – President of MacKenzie Commercial Real Estate Services, LLC, a commercial real estate brokerage where he has been for over 20 years. Mr. Aumiller has significant commercial development experience and was a practicing attorney prior to joining the firm.

Steven K. Breeden, Director – Principal in Security Development Corporation, a diversified real estate development company located in Howard County, Maryland.

Kevin G. Byrnes, Director – Mr. Byrnes has served in various leadership positions in the banking industry over the last forty years, including President of Provident Bank and CEO of Chase Bank of MD.

Mark M. Caplan, Director – President and CEO of the Time Group, Chairman of WP&M Real Estate Group and founder and President of Madison Capital.

Kevin Cashen, Director, CEO, President – Biography listed previously.

Harold "Hal" Hackerman, CPA, Director – Director of the Audit, Accounting, and Consulting Department of Ellin & Tucker, Chartered.

Eric D. Hovde, Director – Chairman and CEO of H Bancorp LLC, President of Hovde Capital Advisors and Chairman of Sunwest Bank. Mr. Hovde has owned and invested in numerous banks over his career.

Charles L. Maskell Jr., CPA, Director – Founder and Managing Director of Chesapeake Corporate Advisors, LLC, a corporate advisory and management consultant firm.

Deposit Market Share & Branch Footprint

BayBank

BALTIMORE-TOWSON MARKET SHARE
(Maryland domiciled banks)*

2013 Rank	Institution	# of Branches	2013 Deposit Share	
			$000	%
1	First Mariner Bank	18	1,109,454	1.74
2	Sandy Spring Bancorp	12	657,303	1.03
3	Rosedale FS&LA	9	616,686	0.97
4	Severn Bancorp	4	589,772	0.92
5	**Bay Bancorp**	**10***	**525,190**	**0.82**
6	Arundel FSB	7	410,906	0.64
7	Howard Bancorp	9	397,573	0.62
8	Eastern SB FSB	5	393,787	0.62
9	Queenstown Bancorp of MD	6	352,581	0.55
10	Glen Burnie Bancorp	8	328,261	0.51

As of June 30, 2013; reflects pro forma mergers and branch acquisitions since that date. (Source: FDIC, SNL)

* Reflects branch closure and location acquired in the Slavie FSB transaction.

** Map does not show Salisbury, MD branch. Salisbury, Millersville and Ridgeview branches were closed during April 2014. The Slavie FSB branch located in Baltimore was retained. The Bel Air location was not purchased from the FDIC.

BRANCH FOOTPRINT**



Bel Air
Fallston
Cockeysville
Hampton
Mays Chapel
Lutherville
Joppatowne
Owings Mills
Towson
Perry Hall
Pikesville
Parkville
White Marsh Station
Randallstown
Milford Mill
Lochearn
Rossville
Middle River
Essex
Baltimore
Ellicott City
Catonsville
Arbutus
Lansdowne
Dundalk
Edgemere
Baltimore Highlands
Elkridge
Ferndale
Patapsco
Chesapeake Bay
Jessup
Glen Burnie
Green Haven
Severn
South Gate
Pasadena
Lake Shore
Maryland City
Back River
Bird River
Gunpowder River

Comprehensive and Diverse Business Units

BayBank

COMMUNITY BANKING

- Transaction accounts comprise 45.1% of the core deposit base
- Strong business banking franchise (5.33% NIM for Q1 2014)
- Efficient 10 branch network
- Wealth Management capability

COMMERCIAL LENDING

- Seasoned team of Commercial Bankers (12)
- Broad focus across C&I & CRE markets
- Business Banking unit serving small businesses
- Robust Cash Management platform include remote deposit capture

MORTGAGE BANKING

- Significant Purchase Money Volume (targeting 70%+)
- Originated $310MM of mortgages in 2013*
- Generated $2.4MM, net of commissions in 2013*
- New Leadership team and strategy

ELECTRONIC BANKING

- Robust market share for PIN transactions
- POS Sponsorships (90%), ATM fees (3%), Check Card fees (7%)
- Excellent fee income stream ($2.3MM in 2013*; $640K in Q1 2014)
- Local commercial relationships

* Includes transactions for calendar year 2013, including the period prior to the merger

Security and Trading Overview

BayBank

Bay Bancorp

Company Name:	Bay Bancorp, Inc.
Exchange:	NASDAQ
Equity Ticker:	BYBK
Auditor:	McGladrey
Price:	$4.80
52wk Range:	$4.67-$6.20



BYBK/CRRB Trading History
Post Merger Share Price
Pre Merger Share Price
Renamed "BYBK"
Merger Announcement
Merger Closed
$8.50
$7.50
$6.50
$5.50
$4.50
$3.50
$2.50
$1.50
30
25
20
15
10
5
0
Volume (000s)
7/27/2009
10/27/2009
1/27/2010
4/27/2010
7/27/2010
10/27/2010
1/27/2011
4/27/2011
7/27/2011
10/27/2011
1/27/2012
4/27/2012
7/27/2012
10/27/2012
1/27/2013
4/27/2013
7/27/2013
10/27/2013
1/27/2014
4/27/2014

II. Market Update

BayBank

Employment and Economic Stability

- Proximity to Washington, D.C. results in many government-related entities headquartered in Baltimore and a large influx of federal spending.
- The Baltimore-Towson MSA unemployment rate is consistently well below the national average.

Dislocation of Incumbants

- Nearly all of the large, locally owned banks have been sold (e.g., Maryland National, Chevy Chase Bank, Mercantile, Provident Bank, First Mariner Bank, and Baltimore County Savings Bank).
- All of the current market share leaders are very quiet on the M&A front (e.g., Bank of America, Wells Fargo, M&T Bank).

Small Businesses Favor a Community Bank

- The Baltimore business community is traditional and values longtime hometown relationships.
- There is a dense population of small businesses in our targeted segment:
  - Construction and Real Estate companies
  - Wholesale and Retail companies
  - Professional Services companies
  - Healthcare companies

Favorable Demographics

BayBank

- The Baltimore-Washington region provides unique demographic and economic characteristics.
- Two of the top ten U.S. communities of over 50,000 people by median income are in the Baltimore-Washington region.
- Maryland ranks 3rd of all states with 35.7% of the population over the age of 25 completing a bachelor's degree or more. Washington D.C. ranks 1st with 48.5%.
- Expansion of the initial platform into the Washington, D.C. – Arlington, VA MSA provides for more opportunities to enter into a prosperous economic environment.

2013 Median Household Income



$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$51,314
$70,499
$65,294
$87,704
US
Maryland
Baltimore-Towson MSA
Washington DC - Arlington VA MSA

Unemployment History



11.5
10.5
9.5
8.5
7.5
6.5
5.5
4.5
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
US
Maryland
Washington D.C.
Virginia

Projected 2013-2018 HH Income Growth



25%
20%
15%
10%
5%
0%
16.11%
19.04%
21.16%
17.36%
US
Maryland
Baltimore-Towson MSA
Washington DC - Arlington VA MSA

Source: SNL Financial, U.S. Census, Bureau of Labor Statistics

Dynamic Employment Base



Baltimore Towson MSA Employment Data
1,500,000
1,490,000
1,480,000
1,470,000
1,460,000
1,450,000
1,440,000
1,430,000
1,420,000
1,410,000
1,400,000
9.0
8.5
8.0
7.5
7.0
6.5
6.0
5.5
Labor Force
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14

Source: Bureau of Labor Statistics

Baltimore MSA Top Employers	Employees
John Hopkins University	21,550
John Hopkins Hospital & Health System	18,520
University System of Maryland	16,501
U.S. Social Security Administration	12,751
MedStar Health	10,114
University of Maryland Medical System	9,830
LifeBridge Health	5,026
Mercy Health Services	3,992
GBMC HealthCare	3,700
Walmart / Sam's Club	3,400
St. Agnes HealthCare	3,259
Centers for Medicare & Medicaid	3,224
Erickson Living	3,070
T. Rowe Price Group	3,000
Exelon	2,946

Source: Baltimore County and Baltimore City MSAs
Maryland Department of Economic Development 2013

Lack of Local Leading Bank

BayBank

- Local deposit base of just over $40 billion.
- 83.9% of local deposits are held by big banks based outside of Maryland.
- Lack of a dominant locally-based commercial bank in the Baltimore area.
- With its existing commercial relationship base, Bay Bank can take advantage of the turmoil at the top to pick up market share.

Baltimore County and Baltimore City - Deposit Market Share as of June 30, 2013

Institution	Headquarter City, State	Deposits	Percent of Deposits (%)	Number of Branches
Large Institutions				
Bank of America	Charlotte, NC	$12,154,732	30.3%	52
M&T Bank	Buffalo, NY	10,541,929	26.3%	65
Wells Fargo	San Francisco, CA	4,236,337	10.4%	39
PNC Financial	Pittsburgh, PA	4,188,017	10.6%	43
BB&T	Winston-Salem, NC	1,122,167	2.8%	14
SunTrust	Atlanta, GA	1,046,183	2.6%	25
Citigroup	New York, NY	348,561	0.9%	3
Subtotal		$33,637,926	83.9%	241
Local Banks & Thrifts				
First Mariner Bancorp	Baltimore, MD	$833,013	2.1%	11
Rosedale FS&LA	Baltimore, MD	488,350	1.2%	6
Bay Bancorp	Lutherville, MD	431,564	1.1%	9
Eastern SB	Hunt Valley, MD	321,789	0.8%	4
Hopkins Federal	Baltimore, MD	276,470	0.7%	2
Hamilton Bancorp	Towson, MD	215,186	0.5%	4
Patapsco Bank	Dundalk, MD	191,449	0.5%	3
Harbor Bankshares	Baltimore, MD	168,131	0.4%	5
Midstate Community	Baltimore, MD	160,363	0.4%	1
Subtotal		$3,086,315	7.7%	45
All Others		3,360,331	8.4%	86
Total		$40,084,572	100.0%	372

Source: SNL Financial

BayBank

III. Bay Bancorp, Inc. / Bay Bank Q1 2014 Performance

Highlights of Q1 2014 Performance

BayBank

	Bay Bancorp March 31, 2014
Balance Sheet Highlights	
Cash & Investments	$51,078,169
Gross Loans	316,953,278
Total Assets	429,592,997
Total Deposits	371,937,423
Total Liabilities	374,644,703
Total Equity	54,948,294
	Three-Months Ended
Income Statement Highlights	**March 2014**
Interest Income	$5,486,904
Interest Expense	309,059
Net Interest Income	5,177,845
Noninterest Income	1,253,372
Noninterest Expense	6,339,673
Net Income	81,735
Ratios & Miscellaneous	
Tier 1 Leverage Ratio	11.44%
Total Risk Based Capital Ratio	15.53%
Number of Shares Outstanding	9,379,753
Book Value per Share	$5.86
Tangible Book Value per Share	$5.46
Net Interest Margin	5.40%
ROAA	0.08%
ROAE	0.61%
Efficiency Ratio	89.50%
NPAs/Assets	2.91%
Number of Employees	144
Number of Branches	10

Gross Loans: Legal lending limit has increased to approx. $8.9 million with most recent capital raise.

Total Deposits: Transaction accounts comprise 45.1% of the core deposit base. Total cost of funds for the quarter was 35bps.

Noninterest Income: Electronic Banking and Mortgage Banking generated $640K and $313K, respectively in Q1 2014.

Tier 1 Leverage Ratio: Bay Bank's operating agreement with the OCC requires a 10% Tier-1 Leverage ratio.

Tangible Book Value per Share: Currently trading at approx. 88% of tang. book value.

NPAs/Assets: NPAs to Assets remain manageable allowing the company to continue on its organic and acquisitive business strategy.

Composition of Revenue

- Significant Year-over-Year Growth in Revenue
- Carrollton acquisition added diversified streams of revenue
- Continue to purse alternate forms of noninterest income
  - Mortgage Banking
  - Wealth Management



$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Interest Income
Noninterest Income
Q1 2013
Q1 2014



Noninterest Income Segments
Other Income 16%
Service Charges 7%
Electronic Banking, 51%
Mortgage Banking 25%
Electronic Banking
Mortgage Banking
Net Gain on Sale of REO
Service Charges
Other Income

March 31, 2014 Loan & Deposit Composition

BayBank

THE BANK WILL BENEFIT FROM A DIVERSIFIED LOAN PORTFOLIO AND HIGH PERCENTAGE OF LOW COST DEPOSITS.


Multifamily 4%
Commercial & Industrial 8%
Consumer & Other 1%
Constr & Land Dev. 8%
HELOC 10%
Residential Real Estate 19%
Commercial Real Estate 50%


Retail Time 15%
Demand Deposits 26%
Jumbo Time 18%
NOW & Other Trans Accts 11%
MMDA & Savings 30%

Loan Portfolio	($000s)	Yield	%
Construction & Land Dev.	17,798	6.99%	5.7%
HELOC	32,257	6.17%	10.3%
Residential Real Estate	58,904	5.88%	18.9%
Commercial Real Estate	156,207	6.70%	50.1%
Multifamily	13,494	5.88%	4.3%
Commercial & Industrial	31,798	7.14%	10.2%
Consumer & Other	1,512	6.62%	0.5%
Gross Loans	$311,970	6.57%	100.0%

Deposit Composition	($000s)	Yield	%
Demand Deposits	95,090,887	0.00%	25.57%
NOW & Other Trans Accts	42,603,330	0.12%	11.45%
MMDA & Savings	111,022,794	0.35%	29.85%
Jumbo Time	66,462,744	0.73%	17.87%
Retail Time	56,757,663	0.73%	15.26%
Total Deposits	371,937,418	0.35%	100.00%

BayBank

Total Loans by Source


Thousands
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-

	Dec-10	Dec-11	Jun-12	Dec-12	Mar-13	Jun-13	Sep-13	Dec-13	Mar-14
Acquired Carrollton Bank Portfolio	-	-	-	-	-	222,810	203,237	183,274	172,235
Bay Bank New Originations*	4,712	34,460	43,917	54,522	59,994	111,969	109,052	112,006	107,750
Acquired Bay National Bank Portfolio	83,703	62,560	54,104	47,214	42,619	40,146	38,878	38,236	36,830

*Excludes Loans Held For Sale

Proven Asset Quality Resolution

Total Classified Assets (000s)



OREO
Substandard Loans
$25,000
$20,000
$15,000
$10,000
$5,000
$0
June-13
September-13
December-13
March-14

Problem Asset Ratios (Bank)



80%
70%
60%
50%
40%
30%
20%
74.7%
75.8%
61.8%
63.8%
42.7%
39.6%
36.5%
36.0%
Classified Assets
Criticized Assets
June-13
September-13
December-13
March-14

- Proven success in resolving problem assets acquired through acquisitions.
- Steady decline in problem asset level since acquisition.
- $11.9 million of discounts remain on acquired loans at March 31, 2014.

Deposit & Funding Analysis

BayBank

	YE 2012	% of Total	YE 2013	% of Total	Q1 2014	% of Total
Non-interest bearing checking	$ 22,006	22%	$ 90,077	25%	$95,091	26%
Interest-bearing checking	$ 7,088	7%	$ 42,379	12%	$42,603	11%
MMDA & Savings	$ 20,475	20%	$ 106,175	29%	$82,926	22%
Retail Time Deposits	$ 30,868	31%	$ 108,050	30%	$104,971	28%
Wholesale Funds*	$ 20,235	20%	$ 14,312	4%	$18,349	5%
Total Deposits	$ 100,672	100%	$ 360,993	100%	$ 371,937	100%

*Includes brokered deposits and national market CD's.

Annual Financial Summary

	2012	2013	Change from 2012 (%)
Total Assets	$133,244	$419,089	214.5%
Total Loans	$101,736	$333,516	227.8%
Investments	$9,717	$36,587	276.5%
Total Deposits	$100,672	$360,993	258.6%
Total Equity	$31,824	$54,554	71.4%
Net Income (pretax)	$703	$3,745	
Net Income	$58	$3,241	
ROAA	0.05%	0.90%	
ROAE	0.19%	6.68%	
Efficiency Ratio	85.14%	82.82%	

BYBK Peer Analysis

BayBank

Summary Operating Metrics

Institution	Ticker	State	# of Branches	Total Assets ($000s)	TCE / Tang Assts (%)	Asset Growth Rate (%)	Loan/Deposit Ratio (%)	ROAA (%)	ROAE (%)	NIM (%)	Non-Int Income/ Avg. Assets (%)	Efficency Ratio (%)
Xenith Bankshares, Inc.	XBKS	VA	8	683,544	9.7	NA	97.8	0.1	1.15	3.42	0.21	83.0
John Marshall Bank	JMSB	VA	6	685,948	13.6	14.1	109.0	1.1	8.05	4.26	0.06	56.8
Fauquier Bankshares, Inc.	FBSS	VA	10	604,673	8.7	-7.2	84.4	0.7	7.65	3.58	0.95	80.3
First Virginia Community Bank	FRCV	VA	5	527,887	11.8	16.7	91.4	0.6	5.23	3.48	0.17	73.5
Howard Bancorp, Inc.	HBMD	MD	8	508,011	9.4	6.5	103.8	0.2	2.18	3.81	0.50	88.6
Revere Bank	REVB	MD	4	512,412	9.1	24.2	101.4	0.8	8.39	3.96	0.15	61.6
Calvin B. Taylor Bankshares, Inc.	TYCB	MD	10	440,062	17.1	-6.6	63.2	0.9	5.21	3.29	0.43	57.0
National Capital Bank of Washington	NACB	DC	2	430,507	9.0	5.7	66.5	0.4	4.24	2.67	0.38	61.7
Glen Burnie Bancorp	GLBZ	MD	8	391,385	8.4	14.9	83.6	0.5	5.86	3.74	0.37	84.7
Frederick County Bancorp, Inc.	FCBI	MD	5	333,984	9.9	20.1	89.6	0.6	7.88	3.71	0.27	73.3
Harford Bank	HFBK	MD	8	306,575	10.0	-6.1	93.8	0.7	7.09	4.05	0.42	66.0
PSB Holding Corporation	PSBP	MD	8	296,490	7.8	-9.0	77.8	0.6	7.59	3.71	0.45	74.1
Farmers and Merchants Bank	FMFG	MD	7	303,196	10.0	4.7	100.9	1.1	10.92	4.44	0.36	61.4
MainStreet Bank	MNSB	VA	5	304,443	8.4	39.7	86.8	0.1	1.07	4.07	0.22	82.9
Damascus Community Bank	DMAS	MD	5	277,435	8.0	6.0	81.3	(0.5)	-6.27	3.99	0.25	72.8
MEDIAN			7	430,507	9.4	6.2	89.6	0.6	5.86	3.74	0.36	73.3
MEAN			7	440,437	10.1	8.8	88.8	0.5	5.08	3.74	0.35	71.8
Bay Bancorp	BYBK	MD	15	429,593	12.0	10.1	83.9	0.1	0.60	5.32	1.20	89.5

NPAs / Assets less than 3% and ROA > 0%

# of Branches includes a limited service branch in Columbia, the three branches closed in April 2014 and one branch not acquired from the FDIC in the Slavie FSB acquisition. .

Source: SNL Financial

BayBank

III. **Slavie FSB Acquisition**

BayBank

On May 30, 2014, Bay Bank Acquired the Failed Slavie FSB from the FDIC

- The transaction added approx. $124MM in assets, $92MM in loans and $110MM in deposits.
- The transaction was structured with an $8MM asset purchase discount and no loss share agreement. The FDIC retained all OREO balances.
- The Slavie loan portfolio is comprised of owner-occupied CRE, investor CRE and residential RE loans.
- The deposit portfolio is approx. 40% core deposits and 60% time deposits.
- Bay Bank added Slavie's Baltimore branch in the acquisition and did not elect to purchase the Bel Air location from the FDIC.
- To facilitate the acquisition, Bay Bancorp raised approx. $7MM of capital from FSPF I and directors, issuing 1,422,764 shares of common stock at $4.92 per share.

BayBank

IV. Strategic Plan for Bay Bancorp, Inc. / Bay Bank

BayBank

Common Vision

- $1 billion to $1.5 billion bank.
- Highly respected commercial and business bank with superior ROA and ROE.
- Maryland/DC focused.
- Targeting small to medium size businesses.
- Top 5 in market share in business banking segment.
- Nimble with ability to find market niches to exploit.
- Tailored acquisition strategy to goals.

BayBank

THE BANK WILL ENHANCE STAKEHOLDER VALUE
BY ADHERING TO ITS THREE BASIC OPERATING PRINCIPLES:

Superior Service	High Quality Employees	Financial Stewardship
▪ Service levels will always make a difference to the customer. ▪ Outstanding customer service will be our calling card in the market. ▪ Service will be the differentiator from the large bank experience. ▪ People are willing to pay for a superior customer service experience.	▪ The Bank will hire very high quality employees with positive reputations in the market. ▪ Only very experienced employees will represent the Bank. ▪ Employee retention will be a focus to ensure a consistent customer experience. ▪ Compensation is aligned with shareholder interest.	▪ We are committed to a long term view with safety and soundness paramount in our efforts. ▪ We intend to maintain strong capital levels. ▪ We intend to maintain a strong credit culture. ▪ We have developed a strong compliance culture.

Increasing Revenue

- Continue acquisition strategy; Acquired Slavie FSB from the FDIC in May 2014.
- Design a revised strategic plan for the mortgage company.
- Evaluate and launch new customer niches and product segments. Under consideration:

Industry:	Product:
Cyber security	SBA
Medical community	Equipment finance
Sponsor-backed companies	Asset Based Lending

- Launch a new Wealth Management initiative with local wealth management firm.

Decreasing Expenses

- Execute consolidation of Millersville, Ridgeview and Salisbury branches in Q2 2014.
- Exit the IRA Custodian business in Q2 2014.
- Evaluate technology solutions in consumer and small business lending.

A Defined Path to Shareholder Value

BayBank

Acquisitions	Growth and Performance	Long-Term Strategy
• Target distressed banks and failed banks • Focus on banks with strong deposit bases and strategic advantages • Focus on markets in the Baltimore/DC corridor • Creative deal structures to maximize value and minimize risk • Trained and experienced acquisition team • Proven ability to successfully integrate	• Leverage current footprint and banking team to attract credit worthy banking relationships • Focus on niche lending verticals to maintain margin • Recruit successful lending teams • Bolster non-interest income streams • Generate income through the resolution of troubled assets • Drive NIM by deploying cash balances	• Achieve scale to generate operating leverage • Relationship driven banking strategy • High quality/high touch for local companies • Keen focus on risk/reward with strong credit culture • Diversification of non-interest income streams • Achieve high returns on invested capital and shareholder equity

Disciplined Acquisitions → Scale and Profitability → High Performance

Numerous Potential Acquisition Targets

BayBank

- Over 172 total banks and thrifts with over $102 billion in assets within our targeted region.*
- Both Maryland and the VA/DC region present a number (50) of distressed** banks which could be acquired to expand upon the existing platform.
  - Distressed banks can be acquired at attractive valuations or through FDIC receivership.
- The rise in asset values and significant generation of revenue from mortgage banking have helped repair many balance sheets since 2009. With mortgage banking revenue slowing, troubled institutions should experience a greater urgency to sell.

Distressed Banks in Targeted Region


172 Total Banks & Thrifts*
72
100
50 Distressed Banks & Thrifts
28
22
MD Based Banks
VA/DC Based Banks

Distressed Assets in Targeted Region ($M)


Total Assets
$32.9B
$68.6 B
Distressed Assets
$9.9B
$9.2 B
MD Based Banks
VA/DC Based Banks

Source: SNL Financial – 03/31/14 data
* Excludes Capital One Financial , HSBC & E*Trade
**Distressed = Institution with NPAs/Assets > 3.0%

V. Summary

Summary

- Exceptional management team and board of directors.
- Vibrant, high-growth primary market in greater Baltimore-Washington corridor.
- Balanced community banking business model with strong credit and fee-based products.
- Enhanced scale attributes, improved profitability and increased legal lending limit.
- Strong balance sheet with 10% tier one capital and moderate classified assets-to capital.
- Positioned to grow organically and via acquisition to become a $1-3 billion in assets.

Contact Information

Joseph J. Thomas
Executive Chairman
(410) 536-7336
jthomas@baybankmd.com
7151 Columbia Gateway Drive,
Suite A
Columbia, MD 21046

Kevin B. Cashen
Chief Executive Officer
410-427-3707
kcashen@baybankmd.com
2328 West Joppa Road
Suite 325
Lutherville, MD 21093